Exhibit 99.1

Assembly Biosciences Nasdaq: ASMB February 2016 RBC Capital Markets 2016 Healthcare Conference

C autionary Note Regarding Forward - Looking Statements The information in this presentation contains estimates and other forward - looking statements regarding future events, including statements about the therapeutic potential of our HBV and CDI programs, timing of the initiation of our planned clinical trials in each of these programs, plans, strategies, and intentions related to our programs, and projections regarding capital. Certain forward looking statements may be identified by reference to a future period or periods or by use of forward - looking terminology such as “developing”, “potential,” “projected,” “anticipated”, “positioned,” “strategy,” “should” or “may.” Such forward - looking statements, which we intend to be covered by the safe harbor provisions contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: our ability to retain necessary employees and to staff our operations appropriately; the components, timing, cost and results of clinical trials and other development activities involving our product candidates; the unpredictability of the preclinical and clinical development of our product candidates and of the duration and results of regulatory review of those candidates by the FDA and foreign regulatory authorities; our anticipated capital expenditures, our estimates regarding our capital requirements, and our need for future capital; and the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31, 2014, and other reports filed with the Securities and Exchange Commission. It is not possible for Assembly management to predict all risks nor can Assembly assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements Assembly may make. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated. Except as required by law, we assume no obligation to update publicly any forward - looking statements, whether as a result of new information, future events or otherwise. 2

Investment Highlights

An integrated infectious disease company

Focus on infectious diseases	◆ Developing best-in-class small molecules for the treatment of chronic **hepatitis B (HBV)** ◆ Platform for developing drug-like oral **microbiotic (MB) therapeutics**
World class team	◆ Proven leadership team producing successful companies & drugs for the past 30+ years ◆ 50 employees and 35 FTEs across research and development
Proprietary technologies	◆ Novel targets with proprietary chemistry/screening platforms (HBV) ◆ Differentiated discovery & development platform leveraging bacterial strain *inventory* and Gemicel™ oral capsule delivery (MB)
Strong financials	◆ Funded through inflection points; rapid, capital efficient development ◆ Partnership opportunities in non-infectious disease indications

Our goal: Create a functional cure for chronic HBV and create a new class of medicines using our proprietary microbiome therapy technologies

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Experienced Scientific & Leadership Team

Proven leadership team producing successful companies & drugs for the past 30+ years



Derek A. Small
President & CEO



Richard Colonno, PhD
Chief Science Officer



Uri Lopatin, MD
CMO & VP R&D



Thomas Rollins
Chief Development Officer
Head of Microbiome



David Barrett
CFO & COO



Lee Arnold, PhD
Chief Discovery Officer

Previous companies	Drugs discovered/significant contributions to devel.
Gilead, Merck, BMS, Roche, Pfizer, JNJ, Cubist, Vertex, Presidio, Naurex, OSI, BASF, Deloitte, Overture, others	entecavir/Baraclude™ (HBV); ravidasvir (HCV); Incivek™. (HCV); atazanavir/Reyataz™ (HIV); Crixivan® (HIV); Tarceva®; Sivestro®; Zerbaxa®; Lunesta®; Fosamax®, many others

Additional team members	
Elizabeth Lacy, GC, VP Legal Operations	**Micah Mackison**, VP Corp Devel. & Strategy
Eric Ruby, VP Regulatory & Quality Assurance	**Wayne Herber, PhD** VP Biologics Mfg. & Quality
Hongmei Huang, PhD VP of Informatics	**Mohan Kabadi, PhD** VP Mfg. & Process Devel.
Leping Li, PhD VP of Discovery	**Adam Zlotnick, PhD** HBV Chief Science Adv.

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HBV - Cure Program

HBV Opportunity: More Patients Diagnosed/Treated  ~ 240M chronically infected globally – 90M in China (top 5 health priority for s FDA ); > 10M EU; ~ 2M in USA (1) – Current standard of care is not curative in >90% of patients, yet represents >$1B/year market globally and is expected to grow significantly  Improvements in diagnostics, greater access to care and heightened awareness are driving increasing number of patients to start therapy HBV in China N umber of patients entering treatment is increasing despite a decreasing population of new patients (1) Kowdley K, Hepatology 2011; 56:422 93 28 5.6 0.6 89 20 7.5 1.4 76 15 53 13 HBV Carrier Eligible for Treatment Diagnosed Treated 2006 2015 E2025-26 (in millions) 6

HBV Core Protein: Required Throughout Lifecycle  HBV Core protein ( Cp ) is a non - enzymatic viral protein with no human homologue and is involved in entire HBV viral lifecycle (upstream & downstream) – Believed to play a critical role i n the generation and maintenance of cccDNA – R equired for creating new rcDNA from pgRNA – I mplicated in regulating host immune response • rcDNA : r elaxed circular DNA • cccDNA: covalently closed circular DNA • pgRNA: pre - genomic RNA • RT: reverse transcription 7

ASMB Goal: Curative Therapy for HBV

- **Current therapies are inadequate**
  - Interferons have poor tolerability, efficacy and are not an option for many patients
  - Polymerase inhibitors are highly effective in inhibiting viral replication and driving viral loads to undetectable levels, but low level viral replication often persists for an extended period[1]
  - Polymerase inhibitors have no effect on cccDNA levels (key target to eliminate infection)
  - Multiple year therapy leads to very low cure rates (<10%)
- **To achieve clinical cure, therapy must Prevent new cccDNA, Inhibit HBV proteins and Eliminate (or silence) existing cccDNA**



Prevent
New cccDNA
Inhibit
HBV Proteins
CURE
Eliminate
(or Silence) Existing cccDNA

1. Marcellin et al. Poster 1861, AASLD 2014

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Lead Candidate: AB - 101 to Prevent cccDNA  Strong patent position on CpAMs (Core protein Allosteric Modifiers ) compositions and uses for HBV  Potent lead series – Alters Cp oligomer conformation • Reduces pgRNA packaging • Inhibits rcDNA formation • Reduces rcDNA delivery to nucleus – Prevents synthesis of new cccDNA  Profile of first candidates – Potent, pan - genotypic activity (EC 50 20 - 200nM) across multiple viral genotypes (A - D) – Highly favorable drug characteristics and PK profile in multiple species – IND - enabling studies underway  Additionally, pursuing multiple series of CpAMs for 2 nd & 3 rd Generations – Optimizing SAR for upstream - acting compounds – Multiple active series under evaluation Significant progress in 2015 – selected first lead candidate & building R&D engine 9

ASMB Hepatitis B Pipeline

Lead CpAM program projected to enter Phase 1 in 2H 2016



Prevent
New cccDNA
Inhibit
HBV
CURE
Eliminate
(or Silence) Existing cccDNA

Hepatitis B program	2016	2017
AB-V101 (CpAM 1st Generation)	IND enabling studies → Phase 1a/1b	Phase 1a/1b → Phase 2
AB-V102 (CpAM 2nd Generation)	Lead Optimization → IND enabling studies	IND enabling studies → Phase 1a/1b
AB-V201 (upstream)	Discovery → Lead Optimization	Lead Optimization → IND enabling studies
AB-V202 (upstream)	Discovery	Lead Optimization
AB-V301 (novel target)	Discovery	Discovery

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Microbiome Program 11

Our Microbiome Program Vision Strain Selection Development & Manufacturing Targeted Drug Delivery 12 Best - in - class microbiome program with a fully - integrated platform to deliver drug products across multiple indications and therapeutic categories

The ASMB A pproach: ‘ Druggable ’ Microbes  Problem: FMT is a procedure not a product  Solution: Replace FMT with oral microbiotic therapy comprised of GMP mono - cultured bacteria Strain Selection Development & Manufacturing Targeted Drug Delivery Proprietary & scientifically rigorous strain s election m ethodologies, Including: • Human FMT studies • S equencing and analysis protocols • in vitro and in vivo models • Isolation • Development of appropriate culture media & cultivation conditions • GMP cell banking of pure strains • GMP production of bulk material • Scale up Gemicel ™ platform technology enables targeted delivery to the colon of select strains of vegetative bacteria • Spores and • Non - spores 13

Gemicel ™: Providing Direct Delivery to Colon Our proprietary targeted delivery technology enables direct treatment in the colon Controlled release p latform Targeted d elivery Second inner c oated for bolus release of drug A in right colon First outer c oated for bolus release of drug A in ileum • GRAS ingredients • Manufacturing amenable to biologic products Despite challenges, the colon is an attractive site for drug delivery and especially for microbiotic delivery IF it can be reliably delivered Small intestine: complex pH and physiology Large intestine: c omplex flora 1.5M 6 meters GI tract has number of defenses that make colonization challenging 14

Human Sc inti g r aphy Study: Gemicel TM POC ASMB presented the bolus release demonstrated in ileum and colon in Jan 2016 P atient Representative data: Sm - 153 • Presented at the 5th Drug Formulation, Solubility & Bioavailability Summit, January 25 - 27, 2016 15 Figure: images of human Gemicel ™ gamma scintigraphy results of sm153 released in the colon

ASMB Strain Selection: Any Relevant Phyla

Our discovery and manufacturing engine, combined with Gemicel™ allows ASMB to use multiple phyla to optimize microbiotic therapeutics


Proteobacteria
Verrucomicrobia
Lentisphaerae
Actinobacteria
Bacteroidetes
Firmicutes
ut genus


Non-Spore Formers
Spore Formers

Broad capabilities provide more tools as options for complex diseases

SILVA http://www.arb-silva.de/ rRNA gene database

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Strain Selection Development & Manufacturing Targeted Drug Delivery Potential Microbiome Opportunities Infectious Disease • CDI (FIRST INDICATION) • Antibiotic resistant organisms Gastro • IBD • Crohn's • Ulcerative Colitis • IBS Metabolic Disease • Obesity • Diabetes CNS • Psychiatric • Neurodegenerative Oncology • Colorectal cancer • Immuno - oncology ASMB platform built for therapeutic area expansion 17

Dubberke 2012 Ghantoii 2010 National Action Plan for Combating R esistant B acteria: March 2015 Leffler DA, Lamont JT. N Engl J Med 2015;372:1539 - 1548 C. Difficile: #1 Hospital Acquired Infection in US Most common nosocomial infection in U.S D eaths annually E conomic impact in US alone C ost per episode for recurrent CDI patient A mount saved per patient to break the recurrence cycle $4.9 Billion $18,000 $50,000 29,000 18

 Efficacy : AB - M101 oral capsules will incorporate select strains of vegetative bacteria to achieve similar efficacy and safety as FMT in the treatment of rCDI – We believe that a therapy including both spore and non - spore forming bacteria, delivered specifically to the lower GI tract, can be best in class for treatment of multiple types of intestinal dysbiosis  Regulatory: Rapid regulatory/development path  Manufacturing : cGMP manufacturing of individual strains; scalable , cost efficient, reliable and consistent  IP: Gemicel ™ is a patent pending delivery technology that allows for a unique IP position for all ASMB products in the microbiome program, including AB - M101  Patient Preference: Oral treatment with dosing flexibility more acceptable to patients and may provide a better chance of efficacy/non - recurrence Initial focus: Best - in - class therapy for treatment of rCDI AB - M101: Clinical Candidate for rCDI 19

ASMB Microbiome Pipeline

Lead program for recurrent rCDA projected to enter Phase 1b in 2H 2016

	2016		2017
Microbiome Program			
AB-M101 (Recurrent C.Diff)	IND enabling	Phase 1b	Phase 2/3
AB-M102 (new indication)	Lead Optimization	IND enabling studies	Phase 1b
AB-M103 (new indication)	Discovery	Lead Optimization	IND enabling
Gemicel™ (oral delivery)	Internal and partnered applications under consideration		
Strain Library & Inventory	Ongoing strain selection for library expansion of additional products		

Continued development of strain library and proprietary Gemicel™ delivery system provide potential to rapidly expand into other microbiome related conditions

- Primary CDI
- Additional infectious diseases
- Inflammatory bowel disease (IBD)
- Irritable bowel syndrome (IBS)
- Metabolic disease
- Other indications (CNS; cancer)

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Financial Summary 21 Strong Base of Biotech Investors Baker Brothers Nasdaq ASMB Cash, cash equivalents & marketable securities ~$97M as of September 30, 2015 Shares outstanding ~17.2M Fully diluted ~20.4M

Investment Summary

- **Experienced team** with proven track record
- **HBV platform:** Developing oral small molecules for HBV cure
  - Lead product anticipated to begin Phase 1 in 2H 2016
  - Other molecules to follow
  - Primary focus on modulating HBV Core Protein, provides an opportunity to:
    - **Prevent** new cccDNA formation
    - **Inhibit** function of existing proteins
    - **Eliminate** existing infected cells
  - Clinical strategy to pursue combination therapy early in development



HBV
Prevent
New cccDNA
Inhibit
HBV
CURE
Eliminate
(or Silence)Existing cccDNA

- **Microbiome platform:** Developing drug-like oral biologic products
  - Lead product for recalcitrant CDI anticipated to begin Phase 1b in 2H 2016
  - Follow success of FMT to expand into other indications
  - Three differentiating elements to our MB program
    - **Strain selection** (vegetative and spore formers)
    - Process **development** and GMP **manufacturing**
    - **Targeted drug delivery** with Gemicel™



Microbiome
Targeted Drug Delivery
Strain Selection
Development & Manufacturing

- **Strong balance sheet** with cash to inflection points

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